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                                                                EXHIBIT 10.8.3.5
                                                                EXECUTION COPY

                                 AMENDMENT NO. 5

               AMENDMENT NO. 5 dated as of March 31, 1997, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York state-chartered banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of December 31, 1996, the Credit Agreement shall be amended as follows:

               2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               2.02. Section 8.06 of the Credit Agreement shall be amended by
(i) deleting the "and" at the end of clause (j) thereof, (ii) replacing the period at the end of clause (k) thereof with a semicolon and the word "and" and
(iii) adding the following new clause (l) thereto:

        "(l) liens on the property of any Subsidiary of the Company securing obligations of such Subsidiary under letters of credit permitted by
        Section 8.07(i) hereof plus additional obligations of such Subsidiary to the issuer of such letter


                                 Amendment No. 5

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        of credit incurred in connection with such issuance and not exceeding
        20% of the amount of such letter of credit."

               2.03. Section 8.07 of the Credit Agreement shall be amended by
(i) deleting the word "and" at the end of clause (g) thereof, (ii) replacing the period at the end of clause (h) thereof with a semicolon and the word "and" and
(iii) adding the following new clause (i) thereto:

        "(i) Indebtedness under letters of credit for the account of (x) any of the Subsidiaries of Nations Title in an aggregate amount not exceeding $27,000,000 or (y) any of the Subsidiaries of the Company (other than Nations Title or any of its Subsidiaries) in an aggregate amount not exceeding $55,000,000, which letters of credit in any such case are issued to reinsurers in connection with aggregate excess of loss reinsurance transactions to cover funds held liabilities of such reinsurers in connection with such transactions; provided that such reinsurance transactions result in an increase in the statutory surplus of Nations Title or the Company, as the case may be, in accordance with Chapter 22 of the Accounting Practices and Procedures Manual for Property and Casualty Insurers published by the National Association of Insurance Commissioners."

               Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 5.

               Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of December 31, 1996, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment No. 5 by the Company and the Banks constituting Majority Banks.

               Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 5 to be duly executed and delivered as of the day and year first above written.


                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By      /s/ Carl A. Strunk
                                                --------------------------------
                                        Title:  Executive Vice President
                                                Chief Financial Officer


                                        BANKS

                                        THE CHASE MANHATTAN BANK


                                        By      /s/ David W. Nelson
                                                --------------------------------
                                        Title:  Managing Director


                                        IMPERIAL BANK


                                        By      /s/ Jeff Thomas
                                                --------------------------------
                                        Title:  Vice President


                                        SANWA BANK CALIFORNIA


                                        By      /s/ John C. Hyche
                                                --------------------------------
                                        Title:  Vice President


                                        WELLS FARGO BANK, N.A.


                                        By      /s/ Michael Sullivan
                                                --------------------------------
                                        Title:  Vice President


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                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent


                                        By      /s/ David W. Nelson
                                                --------------------------------
                                        Title:  Managing Director


                                 Amendment No. 5